SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 16, 2014

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston, Massachusetts	02117
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2014, Brookline Bancorp, Inc. (the “Company”) completed the offering and sale of $75 million aggregate principal amount of its 6.000% Fixed-to-Floating Rate Subordinated Notes due September 15, 2029 (the “Notes”). The Notes were offered pursuant to the Prospectus Supplement dated September 11, 2014 to the Prospectus dated August 5, 2014, filed as part of the Registration Statement on Form S-3 (File No. 333-197881) by the Company with the Securities and Exchange Commission (the “Commission”) in the form in which it became effective on August 14, 2014. The Notes were sold pursuant to a purchase agreement, dated September 11, 2014, between the Company and Sterne, Agee & Leach, Inc. and Sandler O’Neill + Partners, L.P., as representatives of the several underwriters named therein, as described in a Form 8-K filed by the Company with the Commission on September 12, 2014.

Base Indenture and First Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Subordinated Indenture, dated September 16, 2014 (the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), and the First Supplemental Indenture, dated September 16, 2014 (the “First Supplemental Indenture”), between the Company and the Trustee. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes. The Base Indenture, the First Supplemental Indenture and the Form of Global Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The foregoing descriptions of the Base Indenture and the First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Subordinated Indenture, dated as of September 16, 2014, between Brookline Bancorp, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 16, 2014, between Brookline Bancorp, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Global Note to represent the 6.000% Fixed-to-Floating Rate Subordinated Notes due September 15, 2029 (included in Exhibit 4.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	BROOKLINE BANCORP, INC.

	By:	/s/ Michael W. McCurdy
Michael W. McCurdy
Chief Risk Officer, General Counsel & Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description
4.1	Subordinated Indenture, dated as of September 16, 2014, between Brookline Bancorp, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 16, 2014, between Brookline Bancorp, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Global Note to represent the 6.000% Fixed-to-Floating Rate Subordinated Notes due September 15, 2029 (included in Exhibit 4.2).